Exhibit 10.3

Execution Copy Binding Version must be in German

ZELLSTOFF STENDAL GMBH

as Borrower

UNICREDIT BANK AG

as Arranger, Agent, Security Agent and Original Lender

OTHERS

as Lenders

E&Z INDUSTRIE-LÖSUNGEN GMBH

MERCER INTERNATIONAL INC.

and

STENDAL PULP HOLDING GMBH

AMENDMENT RESTATEMENT AND UNDERTAKING

AGREEMENT

relating to (i) a EUR 827,950,000 Project Facility Agreement, (ii)

a Security Pooling Agreement and (iii) a Shareholders’

Undertaking Agreement, all originally dated 26 August 2002

CLIFFORD CHANCE PARTNERSCHAFTSGESELLSCHAFT VON RECHTSANWÄLTEN, WIRTSCHAFTSPRÜFERN, STEUERBERATERN UND SOLICITORS SITZ: FRANKFURT AM MAIN • AG FRANKFURT AM MAIN PR 1000

	CONTENTS

1.	Definitions and Interpretation	4

2.	Amendments	5

3.	Representations and Warranties	5

4.	Mercer Pulp Sales Fee	6

5.	Civil Works Claims Account Waiver	6

6.	No Waiver of outstanding Event of Default	6

7.	Amendment Fee	6

8.	Costs and Expenses	6

9.	Notices	6

10.	Miscellaneous	10

11.	Acknowledgement	12

SCHEDULE 1 Amended Facility Agreement		13

SCHEDULE 2 Amended Security Pooling Agreement		14

SCHEDULE 3 Amended Shareholders’ Undertaking Agreement		15

EXECUTION PAGE		16

THIS AMENDMENT, RESTATEMENT AND UNDERTAKING AGREEMENT (the “Agreement”) is made on      January 2012

BETWEEN

(1)	ZELLSTOFF STENDAL GMBH, a limited liability company incorporated, organized and validly existing under the laws of the Federal Republic of Germany, having its office at Goldbecker Strasse 1, 39596 Arneburg, Federal Republic of Germany and registered in the commercial register (Amtsgericht) of Stendal, number HRB 2446 (the “Borrower”);

(2)	UNICREDIT BANK AG, a stock corporation incorporated, organised and validly existing under the laws of the Federal Republic of Germany, having its office at Arabellastrasse 14, 81925 Munich, Federal Republic of Germany and registered in the commercial register (Amtsgericht) of Munich, number HRB 42148 (the “Arranger”, “Agent”, “Security Agent” and an “Original Pulp Mill Lender”);

(3)	NORDDEUTSCHE LANDESBANK GIROZENTRALE, Friedrichswall 10, 30159 Hannover, Federal Republic of Germany (a “Pulp Mill Lender”);

(4)	LANDESBANK BADEN-WÜRTTEMBERG, Am Hauptbahnhof 2, 70173 Stuttgart, Federal Republic of Germany (a “Pulp Mill Lender”);

(5)	BANK OF SCOTLAND PLC, 4th Floor, Citymark, 150 Fountainbridge, Edinburgh EH3 9PE, Scotland, (a “Pulp Mill Lender”);

(6)	DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN, Platz der Republik, 60265 Frankfurt am Main, Federal Republic of Germany (a “Pulp Mill Lender”);

(7)	NATIONAL BANK OF GREECE S.A., LONDON BRANCH, 75, King William Street, London, EC4N7BE, England (a “Pulp Mill Lender”);

(8)	HSH NORDBANK AG, Gerhart-Hauptmann-Platz 50, 20095 Hamburg, Federal Republic of Germany (a “Pulp Mill Lender”);

(9)	BANCA MONTE DEI PASCHI DI SIENA S.P.A., LONDON BRANCH, 6th Floor, Capital House, 85 King William Street, London EC4N 7BL, England (a “Pulp Mill Lender”);

(10)	INVESTKREDIT BANK AG, Renngasse 10, 1013 Vienna, Republic of Austria (a “Pulp Mill Lender”);

(11)	NORDKAP BANK AG, Thurgauerstrasse 54, CH-8050 Zurich, Switzerland (a “Pulp Mill Lender”);

(12)	UNICREDIT BANK AG, a stock corporation incorporated, organised and validly existing under the laws of the Federal Republic of Germany, having its office at Arabellastrasse 14, 81925 Munich, Federal Republic of Germany and registered in the commercial register (Amtsgericht) of Munich, number HRB 42148 (a “Blue Mill Lender”); and

(13)	IKB DEUTSCHE INDUSTRIEBANK AG, Wilhelm-Bötzkes-Straße 1, 40474 Düsseldorf, Federal Republic of Germany (“IKB” and a “Blue Mill Lender”);

(14)	E&Z INDUSTRIE-LÖSUNGEN GMBH (formerly RWE Industrie-Lösungen GmbH), a German limited liability company (Gesellschaft mit beschränkter Haftung), having its business address at Dr.-August-Weckesser-Strasse 1, 89355 Gundremmingen, Federal Republic of Germany, registered in the commercial register of the local court (Amtsgericht) of Memmingen, number HRB 14803 (a “Sponsor” and a “Shareholder”);

(15)	MERCER INTERNATIONAL INC., a limited company incorporated under the laws of the state of Washington, United States of America (a “Sponsor”);

(16)	STENDAL PULP HOLDING GMBH, a German limited liability company (Gesellschaft mit beschränkter Haftung), having its business address at Charlottenstrasse 59, 10117 Berlin, Federal Republic of Germany, registered in the commercial register of the local court (Amtsgericht) of Berlin (Charlottenburg), number HRB 99095 (a “Shareholder”);

(together referred to as the “Parties”);

(the Original Pulp Mill Lender, the Pulp Mill Lenders and the Blue Mill Lenders are referred to herein together as the “Lenders” and each a “Lender”).

WHEREAS

(A)	The Borrower, the Agent, the Security Agent, the Arranger and the Original Pulp Mill Lender have entered into a project financing facility agreement, dated 26 August 2002 (as amended pursuant to the Amendment and Restatement Agreement No 1 dated 23 March 2005, an Amendment and Undertaking Agreement dated 3 February 2009 and an Amendment Agreement dated 25 July 2011) in the aggregate amount of EUR 827,950,000 (the “Facility Agreement”) in order to provide financing to build and operate a bleached softwood kraft pulp mill located in Arneburg, Sachsen-Anhalt, Federal Republic of Germany (the “Pulp Mill”).

(B)	The Original Pulp Mill Lender, the Borrower and others have entered into a security pooling agreement in connection with the Facility Agreement on 26 August 2002 (as amended prior to the date hereof, the “Security Pooling Agreement”).

(C)	The Arranger, the Agent, the Security Agent, the Borrower, the Shareholders, the Sponsors and others have entered into a shareholders’ undertaking agreement in connection with the Facility Agreement on 26 August 2002 (as amended prior to the date hereof, the “Shareholders’ Undertaking Agreement”).

(D)	The Original Pulp Mill Lender has, pursuant to Clause 31.2 (Assignments and Transfers by the Lenders) of the Facility Agreement, transferred certain of its rights, benefits and obligations under the Facility Agreement to the Pulp Mill Lenders. The percentage of participation of the Pulp Mill Lenders as of the date of this Agreement remains unchanged, despite the fact that for simplification purposes not all Pulp Mill Lenders are listed as such in Schedule 1 (Amended Facility Agreement).

(E)	The Borrower intends to further increase the capacity of the pulp mill up to 650,000 tonnes per annum predominantly through debottlenecking and performance improvement. The high-pressure steam which is produced as a result of the operation of the pulp mill is channelled through a turbine and generates low-pressure steam, heat and electrical power. The increase of the production capacity has already led to an increased high-pressure steam emission, exceeding the capacity of the existing turbine. In addition to the investment in further production capacity increase, the Borrower intends to build a further 40 MW steam turbine in order to ensure the necessary conversion of high-steam pressure into low-pressure steam, heat and electrical power. Electrical power that is surplus to production requirements will be fed into the grid (together “Project Blue Mill”).

(F)	The Borrower will enter into a separate EUR 17,000,000 facility agreement with the Blue Mill Lenders in order to partly finance Project Blue Mill (the “Blue Mill Facility Agreement”).

(G)	In order to align the Borrower’s, the Sponsors’ and the Shareholders’ obligations under the Facility Agreement, the Security Pooling Agreement and the Shareholders’ Undertaking Agreement with the Borrower’s obligations under the Blue Mill Facility Agreement and to set-out the relationship between the Pulp Mill Lenders and the Blue Mill Lenders, the Parties hereto wish to agree on certain changes to the Facility Agreement, the Security Pooling Agreement and the Shareholders’ Undertaking Agreement.

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Agreement:

“Amended Facility Agreement” means the Facility Agreement, as amended by this Agreement, the terms of which are set out in Schedule 1 (Amended Facility Agreement).

“Amended Security Pooling Agreement” means the Security Pooling Agreement, as amended by this Agreement, the terms of which are set out in Schedule 2 (Amended Security Pooling Agreement).

“Amended Shareholders’ Undertaking Agreement” means the Shareholders’ Undertaking Agreement, as amended by this Agreement, the terms of which are set out in Schedule 3 (Amended Shareholders Undertaking Agreement).

“Amendment Date” means the date at which the Agent has confirmed to the Lenders and the Borrower that the following conditions have been met to its satisfaction:

(i)	execution of the Blue Mill Facility Agreement; and

(ii)	execution of the amendment agreement relating to the Security Agreements.

1.2	Incorporation of Defined Terms, Interpretation

Terms defined in the Facility Agreement shall, unless otherwise defined herein, have the same meaning herein and the principles of construction set out in the Facility Agreement shall have effect as if set out in this Agreement.

1.3	Clauses and Schedules

1.3.1	In this Agreement any reference to a “Clause” or “Schedule” is, unless the context otherwise requires, a reference to a Clause or Schedule of this Agreement.

1.3.2	Clauses and Schedules headings are for ease of reference only.

1.4	Singular and Plural

Words incorporating the singular number include the plural and vice versa.

2.	AMENDMENTS

2.1	Amendment and Restatement of the Facility Agreement

The Facility Agreement shall be amended with effect from the Amendment Date in the form as set out in Schedule 1 (Amended Facility Agreement) so that the rights and obligations of the parties to the Facility Agreement shall, on and from the Amendment Date, be governed and construed in accordance with the provisions of the Amended Facility Agreement.

2.2	Amendment and Restatement of the Security Pooling Agreement

The Security Pooling Agreement shall be amended with effect from the Amendment Date in the form as set out in Schedule 2 (Amended Security Pooling Agreement) so that (i) the rights and obligations of the parties to the Security Pooling Agreement shall, on and from the Amendment Date, be governed and construed in accordance with the provisions of the Amended Security Pooling Agreement and (ii) IKB shall become a party thereto.

2.3	Amendment and Restatement of the Shareholders’ Undertaking Agreement

The Shareholders’ Undertaking Agreement shall be amended with effect from the Amendment Date in the form as set out in Schedule 3 (Amended Shareholders’ Undertaking Agreement) so that the rights and obligations of the parties to the Shareholders’ Undertaking Agreement shall, on and from the Amendment Date, be governed and construed in accordance with the provisions of the Amended Shareholders’ Undertaking Agreement.

2.4	Further Assurance

The Borrower, the Shareholders and the Sponsors shall, at the request of the Agent and at their own expense, do all such reasonable acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Agreement.

2.5	Financing Document

This Agreement shall be a Financing Document for the purpose of the Facility Agreement and the Blue Mill Facility Agreement.

3.	REPRESENTATIONS AND WARRANTIES

The Borrower herewith represents and warrants to the Lenders that, also as of the date of signing of this Agreement, the statements in Clause 16 (Representations and Warranties) of the Amended Facility Agreement are true and correct. The Borrower makes the representations and warranties as if each reference in those representations and warranties to “this Agreement” also includes a reference to this Agreement.

4.	MERCER PULP SALES FEE

Regardless of this Agreement, clause 2.2 (Mercer Pulp Sales Fee) of the amendment and restatement agreement dated 3 February 2009 between the Borrower, Mercer International Inc. and the Pulp Mill Lenders shall remain valid and effective.

5.	CIVIL WORKS CLAIMS ACCOUNT WAIVER

Reference is made to the waiver letter dated 8 October 2010 concerning the Civil Works Claims Account (“Waiver”). The Pulp Mill Lenders hereby expressly acknowledge and agree to the deviations from the Waiver as set out in the Amended Shareholders’ Undertaking Agreement.

6.	NO WAIVER OF OUTSTANDING EVENT OF DEFAULT

Neither the entry into this Agreement, nor anything else in this Agreement shall operate as a waiver of any outstanding Event of Default, unless otherwise provided expressly herein.

7.	AMENDMENT FEE

The Borrower shall pay a one-off work fee in the amount equal to 0.07 per cent of the (current) nominal amount of the Facility (as defined in the Pulp Mill Facility Agreement) to the Agent for pro rata distribution to the Pulp Mill Lenders but not less than EUR 30,000 per Pulp Mill Lender (the “Amendment Fee”). The Amendment Fee shall be due and payable on the Amendment Date.

8.	COSTS AND EXPENSES

The Borrower shall promptly reimburse each Lender, the Agent and the Security Agent for the amount of all costs and expenses (including legal fees) incurred in connection with the negotiation, preparation, printing and execution of this Agreement and any other document referred to in this Agreement. The Borrower shall also bear its own costs.

9.	NOTICES

9.1	Communications in Writing

Each communication to be made by the Parties under this Agreement shall be made in writing and, unless otherwise stated, will be made by fax, letter or e-mail. Each communication will be in German and English.

9.2	Addresses

Any communication, information or document to be made or delivered by the Parties pursuant to this Agreement will (unless the recipient of such communication or document has, by fifteen (15) days’ written notice to the Agent, specified another address or fax number) be made or delivered to the address set out below:

(a)	to the Borrower:

Zellstoff Stendal GmbH

Goldbecker Strasse 1

39596 Arneburg

Federal Republic of Germany

attn.:	Dr. Niklaus Grünenfelder
Tel.:	+49 - (0) 39321 - 55 150
Fax.:	+49 - (0) 39321 - 55 129

(b)	to the Arranger and Original Lender:

UniCredit Bank AG

Arabellastrasse 14

81925 München

Federal Republic of Germany

attn.:	Ruth Schneider
Tel.:	+49 - (0) 89 - 378 - 26963
Fax.:	+49 - (0) 89 - 378 - 3326963

(c)	to the Agent and/or Security Agent:

UniCredit Bank AG

Arabellastrasse 14

81925 München

Federal Republic of Germany

attn.:	Loans Agency
Tel.:	+49 - (0) 89 - 378 - 25460
Fax.:	+49 - (0) 89 - 378 - 41517

(d)	to the Lenders:

Norddeutsche Landesbank Girozentrale

Friedrichswall 10

30159 Hannover

Federal Republic of Germany

attn.:	Holger Reinicke
Tel.:	+49 - (0) 511 - 361 - 4634
Fax.:	+49 - (0) 511 - 361 - 4443

Landesbank Baden-Württemberg

Am Hauptbahnhof 2

D-70173 Stuttgart

Federal Republic of Germany

attn.	Manuela Kirmse
Tel.:	+49 - (0) 341 220-39812
Fax.:	+49 - (0) 711 127-6639812

attn.	Jürgen Klingel
Tel.:	+49 - (0) 6131 64-36123
Fax.:	+49 - (0) 711 127-6636123

Bank of Scotland

Project Finance

4th Floor, Citymark, 150 Fountainbridge

Edinburgh EH3 9PE

Scotland

attn.:	Miriam Horan/Thomas Busby
Tel.	Miriam Horan: +44 - (0) 207 - 489-3448
Tel.	Thomas Busby: +44 - (0) 207 - 489-3083
Fax.	Miriam Horan: +44 - (0) 207 - 489-3959

DZ Bank AG Deutsche Zentral-Genossenschaftsbank, Frankfurt am Main

Platz der Republik

60265 Frankfurt am Main

Federal Republic of Germany

attn.:	Anja Brügging und Frank Menn
Tel.:	+49 - (0) 69 - 7447 - 1330 und - 7304
Fax.:	+49 - (0) 69 - 7447 - 7783 und - 1824

National Bank of Greece S.A., London Branch

75 King William Street

London EC4N7BE

England

attn.:	Sotiris Charalambous
Tel.:	+44 - (0) 207 - 015 - 0616
Fax.:	+44 - (0) 207 - 015 - 0687

HSH Nordbank AG

Gerhart-Hauptmann-Platz 50

20095 Hamburg

Federal Republic of Germany

attn.:	Nicole Juncker
Tel.:	+49 - (0) 40 - 3333 - 10219
Fax.:	+49 - (0) 40 - 3333 - 610219

Banca Monte dei Paschi di Siena S.p.A., London Branch

6th Floor

Capital House

85 King William Street

London

EC4N 7BL

England

attn.:	Marco Buriani / Wendy Johnson
Tel.:	+44 - (0)20 - 7645 - 7932/36
Fax.:	+44 - (0)20 - 7929 - 3343

Investkredit Bank AG

Renngasse 10

1013 Wien

Austria

attn.:	Ernst Neuhold
Tel.:	+43 - (0) 1 - 53135 - 465
Fax.:	+43 - (0) 1 - 53135 - 919

Nordkap Bank AG

Thurgauerstrasse 54

8050 Zürich

Switzerland

attn.:	Niklaus Hasler
Tel.:	+41 44 306 4916
Fax.:	+41 44 306 4911

attn.:	Sonja Sutter
Tel.:	+41 44 306 4917
Fax.:	+41 44 306 4911

IKB Deutsche Industriebank AG

Wilhelm-Bötzkes-Straße 1

D - 40474 Düsseldorf

attn.:	Jens Reinicke
Tel.:	0049 (0)211 - 8221 - 4936
Fax:	0049 (0)211 - 8221 - 2936

10.	MISCELLANEOUS

10.1	Non-Applicability of Section 181 German Civil Code (Bürgerliches Gesetzbuch)

Each of the Agent and the Security Agent is entitled to administer the business of the consortium of Lenders in the name and for the account of each Lender. For this purpose, each Lender hereby grants power of attorney to each of the Agent and the Security Agent to submit and accept any declarations in connection with this Agreement and releases the Agent and the Security Agent (to the extent legally permissible) from the restrictions contained in § 181 BGB. If, and to the extent, a release from the restrictions contained in § 181 BGB is legally impossible, the relevant Lender shall promptly notify the Agent and the Security Agent thereof and shall ratify all acts of the Agent and the Security Agent which fall into the scope of § 181 BGB immediately without notice.

10.2	Remedies and Waivers

No failure to exercise, nor any delay in exercising, on the part of any Lender, Agent, Arranger or Security Agent, any right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy.

10.3	Partial Invalidity

Should any provision of this Agreement be invalid or unenforceable, in whole or in part, or should any provision later become invalid or unenforceable, this shall not affect the validity of the remaining provisions of this Agreement. In lieu of the invalid or unenforceable provision another reasonable provision shall apply, which as far as legally possible comes as close as possible to the intention of the contracting parties, or to what would have been their intention, in line with the spirit and the purpose of this Agreement, had the parties upon entering this Agreement taken into consideration the invalidity or unenforceability of the respective provision. The same shall apply mutatis mutandis to fill possible gaps (Vertragslücken) in this Agreement.

10.4	Conflicts

In the event of any conflict or inconsistency between the terms and conditions of either the Amended Facility Agreement and the terms and conditions hereof, the terms and conditions of this Agreement shall prevail.

10.5	Amendments

Changes to this Agreement, including this Clause 10.5 (Amendments) shall be made in writing.

10.6	Governing Law

This Agreement shall be governed by, and construed in accordance with, the laws of the Federal Republic of Germany.

10.7	Jurisdiction

The exclusive place of jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes which may arise out of or in connection with this Agreement is Munich. The Lenders, the Agent and the Security Agent may, however, also commence proceedings before any other court in which assets of the Borrower are located. Mandatory places of jurisdiction remain unaffected.

10.8	Counterparts

This Agreement may be executed in any number of counterparts all of which taken together constitute one and the same instrument.

11.	ACKNOWLEDGEMENT

The Parties acknowledge and confirm that

(a)	they have received a copy of each of the Amended Facility Agreement, the Amended Security Pooling Agreement and the Amended Shareholders’ Undertaking Agreement, highlighting the amendments as a comparison against the original version of the respective agreement and comprising all amendments; and

(b)	have taken note of all amendments in the Amended Facility Agreement, the Amended Security Pooling Agreement and the Amended Shareholders’ Undertaking Agreement.

SCHEDULE 1

Amended Facility Agreement

SCHEDULE 2

Amended Security Pooling Agreement

SCHEDULE 3

Amended Shareholders’ Undertaking Agreement

EXECUTION PAGE

Zellstoff Stendal GmbH as Borrower

By:	By:
Name:	Name:
Title:	Title:

UniCredit Bank AG as Arranger, Agent and Security Agent

By:	By:
Name:	Name:
Title:	Title:

UniCredit Bank AG as Original Pulp Mill Lender

By:	By:
Name:	Name:
Title:	Title:

Norddeutsche Landesbank Girozentrale as Pulp Mill Lender

By:	By:
Name:	Name:
Title:	Title:

Landesbank Baden-Württemberg as Pulp Mill Lender

By:	By:
Name:	Name:
Title:	Title:

Bank of Scotland as Pulp Mill Lender

By:	By:
Name:	Name:
Title:	Title:

DZ Bank AG Deutsche Zentral-Genossenschaftsbank, Frankfurt am Main as Pulp Mill Lender

By:	By:
Name:	Name:
Title:	Title:

National Bank of Greece S.A., London Branch as Pulp Mill Lender

By:	By:
Name:	Name:
Title:	Title:

HSH Nordbank AG as Pulp Mill Lender

By:	By:
Name:	Name:
Title:	Title:

Banca Monte dei Paschi di Siena SpA, London Branch as Pulp Mill Lender

By:	By:
Name:	Name:
Title:	Title:

Investkredit Bank AG as Pulp Mill Lender

By:	By:
Name:	Name:
Title:	Title:

Nordkap Bank AG as Pulp Mill Lender

By:	By:
Name:	Name:
Title:	Title:

UniCredit Bank AG as Blue Mill Lender

By:	By:
Name:	Name:
Title:	Title:

IKB Deutsche Industriebank AG as Blue Mill Lender

By:	By:
Name:	Name:
Title:	Title:

Mercer International, Inc. as Sponsor

By:	By:
Name:	Name:
Title:	Title:

E&Z Industrie-Lösungen GmbH as Sponsor and Shareholder

By:	By:
Name:	Name:
Title:	Title:

Stendal Pulp Holding GmbH as Shareholder

By:	By:
Name:	Name:
Title:	Title: